                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  July 8, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            DEEP WELL OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

       Nevada                       0-24012              13-3087510
   (State or other              (Commission File       (IRS Employer
   jurisdiction of                File Number)       Identification No.)
    incorporation)

                         Suite 3175 246 Stewart Green SW
                        Calgary, Alberta, Canada T3H 3C8
                    (Address of Principal Executive Offices)

                                 (403) 686-6104
              (Registrant's Telephone Number, including area code)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
None.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.
None.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
For purposes of this Form 8-K, the Registrant, Deep Well Oil & Gas, Inc., is referred to herein as "we" or "our".

On July 8, 2004, our Board of Directors approved the acquisition of Mikwec
Energy Canada, Ltd. ("Mikwec), a privately held Alberta, Canada, corporation. In connection therewith, we entered into an agreement to acquire a majority interest of Mikwec from its principal Shareholder in exchange for newly issued restricted shares of our common stock. The agreement requires that one hundred percent (100%) of Mikwec's common and preferred stock shareholders agree to exchange their Mikwec shares for newly issued shares of our restricted common stock. Mikwec's Board of Directors has approved the transaction and recommended that its common and preferred stock shareholders agree to exchange their shares of Mikwec common stock for newly issued shares of our common stock.

Under the terms of the agreement, if approved by Mikwec's common and preferred shareholders and upon closing of the transaction, we will acquire one hundred percent (100%) of Mikwec's issued and outstanding common stock and obtain an exclusive option to acquire 100% of Mikwec's preferred stock.

If approved, Mikwec's common stock shareholders will receive three (3) shares of our common stock for every one (1) share of Mikwec's common stock held and (in connection with the grant of our exclusive option to acquire 100% of Mikwec's preferred stock) each preferred Mikwec stock holder will receive thirty (30)
Shares of our common stock for every one (1) preferred Mikwec share held. If the transaction is completed, we will have 53,364,843 shares of common stock outstanding.

The transaction requires that all of Mikwec's holders of both common and preferred stock approve the transaction. We may terminate the agreement should all of Mikwec's common and preferred shareholders not approve the transaction.
Additionally, the agreement contains various conditions to closing, requires specific representations by the parties, and is subject to due diligence of the parties.

In connection with the transaction, no change in our voting control will occur and there will be no change in our Board of Directors. A condition of the transaction is that the sole officer and director of Mikwec resigns all of his positions with Mikwec and that our officers and directors become directors of
Mikwec. If and after the transaction is completed, we will have approximately
53,364,843 shares of our common stock outstanding.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
None.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of business acquired.
    Not Applicable.

(b) Pro Forma financial information.
    Not Applicable.

(c) Index to Exhibits.
    Not Applicable.

Item 8.  CHANGE IN FISCAL YEAR.
None.

Item 9.  REGULATION FD DISCLOSURE.
None.

Item 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS.
None.

Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.
None.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DEEP WELL OIL & GAS, INC.

DATED: July 8, 2004                    /s/ Steven Gawne
                                           Steven Gawne, President